UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 3, 2007


                Morgan Stanley ABS Capital I Inc. Trust 2007-NC2
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                         (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


        Delaware                333-130694-27                     13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation of depositor)      File Number           Identification No. of
depositor)                                                    of issuing entity)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                  (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      Item 8.01 of the Registrant's Current Report on Form 8-K/A, attaching the Representations and Warranties Agreement, dated as of May 3, 2007 (the "Representations and Warranties Agreement"), by and between the Morgan Stanley ABS Capital I Inc. (the "Depositor") and Morgan Stanley Mortgage Capital Inc. (the "Sponsor"), filed on May 18, 2007, is hereby amended and restated in its entirety, because the Representations and Warranties Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      On May 3, 2007, Morgan Stanley ABS Capital I Inc. the Depositor caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-NC2 Mortgage Pass-Through Certificates, Series 2007-NC2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, National Association, as master servicer and securities administrator The Class A-2fpt, A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $928,560,000 were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of May 1, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on May 3, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to the Underwriter on May 3, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated May 1, 2007, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Deutsche Bank, National Trust Company, as trustee and Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 10.1 ISDA Master Agreement, dated as of May 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.2 Schedule to the Master Agreement, dated as of May 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.3 Credit Support Annex, dated May 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.4 Confirmation, dated May 3, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Guarantee, dated May 3, 2007, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.7 Representations and Warranties Agreement, dated as of May 3, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.8 Interest Rate Cap Agreement, dated as of May 3, 2007, by and between the Cap Provider and the Trustee (included as part of Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July  20, 2007                      MORGAN STANLEY ABS CAPITAL I INC.




                                          By:     /s/ Steven Shapiro
                                              ----------------------------------
                                              Name: Steven Shapiro
                                              Title: Vice President

                               INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

1
                       Underwriting Agreement, dated May 1,           (E)
                       2007, among the Depositor and the
                       Underwriter.

4                      Pooling and Servicing Agreement,               (E)
                       dated as of April 1, 2007, by and
                       among the Depositor, as depositor,
                       Saxon Mortgage Services, Inc., as a
                       servicer, Countrywide Home Loans
                       Servicing LP, as a servicer,
                       Deutsche Bank, National Trust
                       Company, as trustee and Wells Fargo
                       Bank, National Association, as
                       master servicer and securities
                       administrator.

10.1                   ISDA Master Agreement, dated as of             (E)
                       May 3, 2007, by and between Morgan
                       Stanley Capital Services Inc., the
                       swap provider, and Wells Fargo Bank,
                       National Association, a national
                       banking association, as master
                       servicer and securities administrator
                       (included as part of Exhibit W to
                       Exhibit 4).

10.2                   Schedule to the Master Agreement,              (E)
                       dated as of May 3, 2007, by and
                       between Morgan Stanley Capital
                       Services Inc., the swap provider, and
                       Wells Fargo Bank, National
                       Association, a national banking
                       association, as master servicer and
                       securities administrator (included as
                       part of Exhibit W to Exhibit 4).

10.3                   Credit Support Annex, dated May 3,             (E)
                       2007, by and between Morgan Stanley
                       Capital Services Inc., the swap
                       provider, and Wells Fargo Bank,
                       National Association, a national
                       banking association, as master
                       servicer and securities administrator
                       (included as part of Exhibit W to
                       Exhibit 4).

10.4                   Confirmation, dated May 3, 2007, by            (E)
                       and between Morgan Stanley Capital
                       Services Inc., the swap provider, and
                       Wells Fargo Bank, National
                       Association, a national banking
                       association, as master servicer and
                       securities administrator (included as
                       part of Exhibit W to Exhibit 4).

10.5                   Guarantee, dated May 3, 2007, by               (E)
                       Morgan Stanley (included as part of
                       Exhibit W to Exhibit 4).

10.6                   Countrywide Amendment Regulation AB,           (E)
                       dated as of January 26, 2006, by and
                       among Countrywide Home Loans, Inc.,
                       Countrywide Home Loans Servicing LP
                       and the Sponsor (included as part of
                       Exhibit BB to Exhibit 4).

10.7                   Representations and Warranties                 (E)
                       Agreement, dated as of May 3, 2007,
                       by and between the Depositor and the
                       Sponsor (included as part of Exhibit
                       CC to Exhibit 4).

10.8                   Interest Rate Cap Agreement, dated as          (E)
                       of May 3, 2007, by and between the
                       Cap Provider and the Trustee
                       (included as part of Exhibit DD to
                       Exhibit 4).